Virtus Balanced Allocation Fund,

a series of Virtus Insight Trust

Supplement dated July 23, 2012 to the

Virtus Balanced Allocation Fund Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”), each dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS

Effective July 20, 2012, the Virtus Balanced Allocation Fund, formerly a series of Virtus Insight Trust, was liquidated. The Virtus Balanced Allocation Fund has ceased to exist and is no longer available for sale. Accordingly, the Virtus Balanced Allocation Fund Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VIT 8003/BalAllocClosed (7/2012)